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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  August 2, 1997




                            HORIZON PHARMACIES, INC.
             (Exact name of registrant as specified in its charter)




         TEXAS                      333-25257               75-2441557
State or other jurisdiction of     (Commission           (I.R.S. Employer
incorporation or organization)     File Number)        Identification No.)


       275 WEST PRINCETON DRIVE
           PRINCETON, TEXAS                                   75407
(Address of Principal Executive Offices)                    (Zip Code)

                                 (972) 736-2424
              (Registrant's telephone number, including area code)

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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On August 2, 1997, the registrant, HORIZON Pharmacies, Inc. ("Registrant"), acquired substantially all of the assets of Sun Country Drug, Inc. ("Sun Country Drug") comprising primarily pharmacy files, equipment, inventory and supplies. The Registrant acquired the assets through arm's-length negotiations with Sun Country and Sun Country's sole shareholder, Dale Kemper.

     Prior to this transaction, no material relationships existed between Sun Country and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of such director or officer, except to the extent that Carson A. McDonald, a director of the Registrant, is employed by Bergen Brunswig Drug Co. ("Bergen Brunswig"), a creditor of Sun Country.

     The consideration for the acquisition consisted of $175,000 cash, assumption of an aggregate $62,412.48 of trade accounts owing to Bergen Brunswig and one other creditor, and a promissory note in the amount of $197,406.28 payable over 60 months in equal monthly installments bearing interest at 9% per annum. The cash portion of the purchase price was derived from proceeds of the Registrant's initial public offering which closed July 11, 1997.

     The Registrant intends to continue Sun Country's retail pharmacy operations under the HORIZON Pharmacies, Inc. name. In connection therewith, the Registrant has secured a real estate lease covering Sun Country's current retail location and has secured a valid New Mexico license to do business at that location under the HORIZON Pharmacies, Inc., name.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

          It is impracticable at this time to provide the required financial statements of the acquired business described in Item 2. This information will be provided within 60 days by an amendment to this report.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          See (a) above.

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

          Exhibit No.    Name of Exhibit
          -----------    ---------------

               2 Purchase Agreement dated August 2, 1997 by and between Sun Country Drug, Inc.and HORIZON Pharmacies, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       REGISTRANT:

                                       HORIZON PHARMACIES, INC.

Date: August 15, 1997                  By: /s/ Ricky D. McCord
                                          -------------------------------------
                                               Ricky D. McCord, President


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                               INDEX TO EXHIBITS


                                                                  Appears at
Exhibit                                                          Sequentially
Number    Description                                            Numbered Page
-------   -----------                                            -------------

  2       Purchase Agreement dated August 2, 1997 by and              5
          between Sun Country Drug, Inc.and HORIZON
          Pharmacies, Inc.


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